                                                                   EXHIBIT 10.10


                   CONTENT PROVIDER AND DISTRIBUTION AGREEMENT


         THIS AGREEMENT (hereinafter "Agreement") is entered into as of December 4, 1997 (the "Effective Date"), by and between THE VIRTUAL MALL, INC., a California corporation doing business as "Greet Street" ("Greet Street"), and GIBSON GREETINGS, INC., a Delaware corporation ("Gibson"), (together the "Parties"), with reference to the following:

         A. Greet Street is engaged in the business of developing and distributing multimedia communication and messaging products that are sent by electronic means such as E-mail. These products, which may be thought of as an electronic version of a greeting card, typically combine media elements, such as professionally produced layouts, characters, animation, sound and storylines together with the sender's personal greeting or message (which itself may be comprised of text, a sound or an image, or a combination thereof), and are generally referred to in this Agreement as "Digital Greeting Products." Greet Street distributes Digital Greeting Products through a variety of online distribution channels operated by or secured by Greet Street including its own worldwide web site (www.greetst.com) (collectively, the "Store").

         B. Gibson is engaged in the business of developing and distributing printed greeting cards and desires to utilize its greeting card development capabilities and its licensed rights to provide content for Digital Greeting Products.

         C. Greet Street and Gibson have entered into that certain Series D Preferred Stock Purchase Agreement, dated December 4, 1997, pursuant to which Gibson will make an equity investment in Greet Street (the "Purchase Agreement").

         NOW THEREFORE, in consideration of the foregoing, and the mutual promises and covenants contained herein, the Parties agree as follows:

1.    GENERAL RELATIONSHIP.

      1.1 MANAGEMENT. Gibson and Greet Street will appoint a senior level manager from each company who will have the overall authority and responsibility -to manage the strategic relationship between the Parties. Initially, these roles will be filled by George White from Gibson and Tony Levitan from Greet Street. In addition, each company will designate the individual(s) to be responsible for managing and coordinating the following key areas of the relationship: (a) overall Business Plan, including market research, (b) Licensing, (c) Production, and (d) Merchandising & Marketing. Gibson and Greet Street agree to designate such individual(s) within one week after the Effective Date. The goals and responsibilities of the various key areas of the relationship are defined in the following paragraphs. These goals and responsibilities refer to Digital Greeting Products only. Within the reasonable parameters established by


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

this Agreement, Gibson will control the areas of the Gibson business plan, Gibson licensing, Gibson content, and marketing and merchandising of Gibson-branded, separate areas within the Store, analogous to a particular brands aisle in a supermarket (the "Gibson Areas").


      1.2   BUSINESS PLAN.

            1.2.1 The Parties will cooperate as provided below for the overall goal of gathering the information necessary to develop a business plan (the "Business Plan"), with specific strategy and implementation plans for Licensing, Production and Merchandising & Marketing. This initial business planning process will specify the initial activities of the Parties and lay out a general idea of their resource requirements moving forward. The members of the Business Planning team will obtain market research and conduct other activities reasonably necessary to develop the Business Plan, including, without limitation, primary and secondary research in the following areas: (a) market segments, e.g., consumer and business, with respect to size, growth, characteristics, demographics, where/access points; (b) product segments, including technology adoption; (c) competitive environment; and (d) consumer habits and needs. Based upon the findings of this research, as well as feedback from the appropriate areas of both companies, the team will draft and circulate a Business Plan outlining the specific goals to provide a roadmap for calendar year 1998 for each of the key areas. The Business Plan will also provide specific deliverables for each of the key areas of the relationship as described below.

            1.2.2 The Parties will use commercially reasonable efforts to complete the initial market research in connection with the development of the Business Plan within 45 days after the Effective Date and to complete the initial Business Plan within 60 days after the Effective Date.

            1.2.3 Subsequent to completion of the initial business planning process outlined above, the Business Planning team will continue market research activities on an on-going basis, and based on such research, together with feedback from the various teams described in Sections 1.3-1.5 below as well as other relevant information from Gibson and Greet Street, will update the Business Plan outlining the specific goals in order to provide a roadmap for each of the key areas on a quarterly basis thereafter. In addition to such quarterly updates, the Business Planning team will develop an annual Business Plan for each calendar year during the term of this Agreement.

      1.3 LICENSING. The Licensing team will identify and prioritize desirable licensors for the non-musical content of Digital Greeting Products. The members of this team will help develop licensing agreement terms and formats which Gibson will attempt to incorporate into licensing agreements with the potential licensors. After an initial annual plan for this area of the strategic relationship has been developed, the Licensing team will meet on a quarterly basis to evaluate and provide updates for the following quarters. In addition, this team will provide budget proposals and general feedback for the Business Planning team.

      1.4 PRODUCTION. The Production team will be responsible for selecting design criteria and product form/type, setting production goals and deliverables, setting up a production schedule, and coordinating production resources on a quarterly basis. They will receive input from the Merchandising & Marketing team on what type of content is needed. In addition, this team will provide budget proposals and general feedback for the Business Planning team.

      1.5 MERCHANDISING & MARKETING. The Merchandising & Marketing team will advise Gibson regarding merchandising in the Gibson Areas, including the mix and amount of Gibson content type reflective of overall market demand, e.g., birthday, holidays, business, etc., the scope and range of licensed properties reflected in the SKUs offered, as well as displaying content in the Gibson Areas, subject to Gibson's reasonable approval. The team will also be responsible for devising and implementing an ongoing marketing strategy and promotional events and products for the Gibson Areas. The members of the team will meet on a quarterly basis to provide a roadmap for the merchandising and marketing activities for the Gibson Areas for the following quarter. In addition, this team will provide budget proposals and general feedback for the Business Planning team.

2. CONTENT ACQUISITION. Gibson will use reasonable efforts to obtain licenses to use name brand and other creative assets desirable in the development of Digital Greeting Products and to secure the electronic rights necessary for the development and distribution of Digital Greeting Products under all current and future licenses entered into by Gibson. Greet Street will assist Gibson in determining which content would be desirable to license from the third party owners of such content (collectively, "Content Licensors"). Gibson will use reasonable efforts to facilitate a direct relationship between Greet Street and each Content Licensor whenever such a relationship would ensure improved implementation of a particular license or would facilitate incorporation of particular content into Digital Greeting Products. In addition, Gibson will provide Greet Street with copies of the relevant sections of all of its licenses and similar agreements that are relevant to the development or distribution of Digital Greeting Products, to the extent allowed by the terms of such agreements and subject to Greet Street's execution of a non-disclosure agreement in substantially the form of the NDA referenced in Section 14.3 below.

3. WEB SITE LINKS. Gibson will use reasonable efforts to ensure that each Content Licensor with a site on the Worldwide Web provides a link from such site to the relevant area of the Store and makes reference to the Store in its conventional marketing activities.

4. PRODUCTION VOLUME. Gibson agrees to produce Digital Greeting Products based on either original Gibson content or content acquired by Gibson from Content Licensors through licensing or similar transactions ("Gibson Greeting Products") in the quantities set forth below:

- A minimum of [*********] by December 31, 1998, with a minimum of ********** per quarter thereafter; and

- A minimum of [*************************************] combined, such designs to be made available to Greet Street [**********] before the applicable holiday.


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

5. APPROVAL RIGHTS. Greet Street may reject any Gibson Digital Greeting Product SKU for the Store which it in good faith believes contains inappropriate content (e.g., content which is generally accepted as being of bad taste or offensive to ordinary sensibilities), fails to meet Greet Street's technical specifications or fails to be merchantable within the meaning of the Uniform Commercial Code, and such rejected SKU will not be counted toward the production volume set forth in Section 4 above.

6. TRAINING. Greet Street will provide at its own expense up to [***] hours of initial training for Gibson employees or representatives in the areas of digital production, licensing, and merchandising, and will provide [****************] hours of production training for each new Digital Greeting Product technology, such as its proposed Flix(TM) product. In addition, at Gibson's option, Gibson may temporarily position at Greet Street's facilities one or more individual(s) in the areas of creative and digital production for initial training.

7.    COMPENSATION AND PAYMENT.

      7.1 ROYALTY. Greet Street will pay Gibson a quarterly royalty payment based on the higher of the following two aggregate royalty calculations:

          (a) (i) with respect to sales of Digital Greeting Products incorporating content for which royalties are owed by Gibson to one or more Content Licensor(s), [********************] (as defined below), and (ii) with respect to sales of Digital Greeting Products incorporating content for which royalties or similar amounts are owed by Gibson to one or more Content Licensor(s), a percentage of Net Revenues (as defined below) equal to [******************************************************************************]
provided that in no case will the total amount owing to Gibson exceed [******************]; or

          (b) [***********************] (as defined below) from sales of Gibson Digital Greeting Products, regardless of whether the content incorporated therein is licensed from a Content Licensor.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

[*******************************************************************************
********************************************************************************
********************************************************************************
******************************************************************************
****************************************************************************
****************************************************************************
************************************************]

      7.2 FREE GOODS. Gibson acknowledges that Greet Street may offer certain Digital Greeting Products, including Gibson Digital Greeting Products, as non-revenue generating premiums (for example to promote the sale of Gibson Digital Greeting Products or to promote the use or sale of Digital Greeting Products in general), and that such distributions shall not require any royalty payment to Gibson. Notwithstanding the foregoing, Greet Street will not utilize Gibson Digital Greeting Products in any such non-revenue-generating manner without the prior written consent of Gibson, which consent will not be unreasonably withheld or delayed.

      7.3 REPORTS AND PAYMENT TO GIBSON. Within 45 days of the end of each calendar quarter during the term of this Agreement, beginning with the calendar quarter in which Greet Street first actually receives-any revenues from the sale of Gibson Digital Greeting Products, Greet Street shall submit a report to Gibson setting forth all of the information reasonably necessary to calculate the payments due to Gibson for such month, including the amount of any allowable adjustments in connection therewith. Such report shall include the calculation of royalties due under Section 7.1 above, and shall include the appropriate payment based on the higher of the two calculations.

      8. CONTENT EXCLUSIVITY. All Gibson Digital Greeting Products will be provided to Greet Street for distribution (whether paid, sponsored or free) on an exclusive basis for as long as Greet Street maintains the "Impressions" (as defined below) levels set forth below. Notwithstanding the foregoing, Gibson will retain the right to (i) sell Gibson Digital Greeting Products on its own Web site, and (ii) sell or license Gibson Digital Greeting Products either directly, or indirectly through a third party, solely in connection with a CD-ROM or similar disk-based product sold through retail channels (a "Retail Product") which includes a compilation of Gibson Digital Greeting Products but does not provide the end-user with the capability of directly or indirectly connecting to a third party's Web site (i.e., a site other than the Store or Gibson's Web site) for the purpose of either updating the Retail Product or downloading any additional Gibson Digital Greeting Products or entering into any transaction with respect to the sending of any Gibson Digital Greeting Products by e-mail or other electronic means, other than the Gibson Digital Greeting Products that are included in the original compilation that forms a part of the Retail Product; provided that Gibson shall make reasonable efforts to ensure that the Retail Product provides the end-user with the capability of connecting to the Store. Gibson may revoke the foregoing exclusivity rights of Greet Street with respect to Gibson Digital Greeting Products, and such rights will become non-exclusive, in the event that Greet Street fails to achieve [*****] Impressions (as defined below) during calendar year 1998, and [*****] Impressions during each calendar quarter thereafter, provided that Greet Street will have a period of [*****] after any such measurement period to provide reasonable assurances (e.g., through executed distribution contracts or otherwise) to Gibson that Greet Street will achieve cumulative Impressions over a period consisting of the measurement period during which it failed to achieve the required Impressions plus a [*****] period thereafter, that equal or exceed the product of (a) [*****] Impressions and (b) the total number of calendar quarters covered thereby. For purposes hereof, an "Impression" means any graphic and/or textual message delivered by or on behalf of Greet Street or the Store to an on-line user over (i) the internet, whether through the Store or any other internet site resulting from existing or future distribution arrangements, or
(ii) any other similar electronic distribution channel, including America Online or other proprietary network, based on distribution arrangements entered into after the Effective Date. The exclusivity rights provided by this Section shall apply only to products in digital form and nothing herein shall prevent Gibson from manufacturing or distributing printed products consisting of the same of similar designs and/or editorial as may be contained in the Gibson Digital Greeting Products.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

9.    ANCHOR TENANCY.

           9.1 ANCHOR TENANT STATUS. Subject to Section 9.2 below, during the term of this Agreement, Gibson shall be an Anchor Tenant of the Store, and Greet Street will provide positioning, promotion and level of exposure for the Gibson brand and Gibson properties [******************************************
******************************************************************************
******************************************************************************
************************************************************************
************************************************************************
*******************************************************************************
***********************************************]

     9.2 TERMINATION OF ANCHOR TENANT STATUS. Greet Street reserves the right to revoke Gibson's Anchor Tenant status in the event that Gibson fails to provide either (a) the number of SKUs of Gibson Digital Greeting Products specified in Section 4 above, or (b) sufficient SKUs of Gibson Digital Greeting Products to be among the top three (3) providers of Digital Greeting Products to Greet Street as measured by the number of Digital Greeting Product SKUs offered by Greet Street at the end of each calendar quarter. Notwithstanding the foregoing, if Gibson has achieved at least 75% of the required production volume of Gibson Digital Greeting Product SKUs during the applicable period, then prior to revocation of Gibson's Anchor Tenant status, Gibson will have a period of 90 days to remedy such deficiency by providing Greet Street with a sufficient number of SKUs of Gibson Digital Greeting Products so that at the end of such 90-day period, both (a) the total production volume for the applicable period, plus such 90-day period, will equal the cumulative production volume that Gibson was required to produce over such combined period of time, and (b) the number of Gibson Digital Greeting Products provided to Greet Street will then place Gibson among the top three (3) providers of Digital Greeting Products to Greet Street as measured by the number of Digital Greeting Product SKUs at the end of such 90-day period.


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

      9.3 Gibson Store. Gibson acknowledges that Greet Street's standard package for Anchor Tenants may be modified by Greet Street from time-to-time. Notwithstanding the foregoing, for so long as Gibson remains an Anchor Tenant, Greet Street will maintain a "vendor-store" that will feature only Gibson Digital Greeting Products. Costs of production for such store, if any, will be borne by Gibson. Gibson will have merchandising control within the Gibson "vendor-store" as specified in the then current Greet Street guidelines for Anchor Tenants, including number of SKUs, frequency of rotation, etc., provided that in the event that any conflict exists between such guidelines and the terms of this Agreement (including specifically, but not limited to, commitments as to the minimum number of SKUs to be provided by Gibson or maintained in such store) the terms of this Agreement shall prevail.

      9.4 [*************] Regardless of Gibson's participation as an Anchor Tenant, during the term of this Agreement, Gibson Digital Greeting Products will be [**************************************************]

10.   DEVELOPMENT OF CONTENT PROVIDER TOOLS.****************************
************************************************************************
*************************************************************************
*************************************************************************

11.   TERM OF AGREEMENT.

      11.1 INITIAL TERM; RENEWALS. The term of this Agreement will commence on the Effective Date and expire five (5) years thereafter, subject to early termination as specifically provided in this Agreement. At Gibson's election, after the expiration of the initial five-year term, this Agreement may be extended for additional serial one-year renewal periods, provided that (a) Gibson is not then in breach of this Agreement, and (b) Gibson makes a firm offer on terms that are acceptable to Great Street, including a commitment to maintain Gibson's status as an Anchor Tenant throughout the renewal period, which commitment shall include continuing to satisfy the requirements of Section 9.2(b) above (but measured as of the commencement of each such renewal period), and during such renewal period either matching or exceeding (i) the payment and other terms (including providing similar non-cash benefits' if any) or any third party that is both an Anchor Tenant and one of the three largest providers of Digital Greeting Products to Greet Street, or (ii) the minimum payment and other terms then in effect for a party to become an Anchor Tenant, if at the commencement of the renewal period there are only two such Anchor Tenants.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

      11.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement upon 30 days' prior written notice for breach by the other Party of a material obligation if the breach is not remedied during such notice period.

      11.3 TERMINATION PURSUANT TO PURCHASE AGREEMENT. Greet Street may terminate this Agreement upon the occurrence of an event that would entitle Greet Street (or its assignee) to repurchase Gibson's shares of capital stock in Greet Street pursuant to the Purchase Agreement.

      11.4 RESIDUAL RIGHTS. Greet Street will retain the right to continue to distribute all Gibson Digital Greeting Products then in the Store's product database for a period of six (6) months after any termination or expiration of this Agreement. Gibson acknowledges that Greet Street's service allows customers to re-send Digital Greeting Products that they previously have sent through Greet Street. For example, by way of illustration only, if a recipient were to accidentally delete their greeting, the sender would be able to use this service to re-send the original personalized greeting to that recipient. Accordingly, following the expiration or termination of this Agreement, Greet Street will be allowed to continue to enable customers to re-send through Greet Street's infrastructure, Gibson Digital Greeting Products previously purchased by such customers.

12.   INDEMNIFICATION.

      12.1 BY GREET STREET. Greet Street will defend, hold harmless and indemnify Greet Street and its affiliates and their shareholders, officers, directors and agents (each, a "Gibson Party"), and each of their respective successors and assigns, from and against any and all losses, damages, claims, costs, expenses or liabilities (including reasonable attorneys' fees) incurred by Gibson or any Gibson Party arising out of or related to any claims that any portion of a Gibson Digital Greeting Product provided by Greet Street infringes any copyright, trademark, patent, trade secret or other right of a third party.

      12.2 BY GIBSON. Gibson will defend, hold harmless and indemnify Greet Street and its affiliates and their shareholders, officers, directors and agents (each, a "Greet Street Party"), and each of their respective successors and assigns, from and against any and all losses, damages, claims, costs, expenses or liabilities (including reasonable attorneys' fees) incurred by Greet Street or any Greet Street Party arising out of or related to any claims that any content provided by Gibson or a licensor of Gibson and incorporated into a Digital Greeting Product infringes any copyright, trademark, patent, trade secret or other right of a third party.

      12.3 GENERAL. A Party seeking indemnification hereunder shall: (i) promptly notify the indemnifying Party of the claim or action and furnish the indemnified Party a copy of each communication, notice or other action relating to such claim or action; (ii) permit the indemnifying Party to assume sole authority to conduct the trial or settlement of such claim or action and any negotiations related thereto; and (iii) provide such information and assistance as may be reasonably requested by the indemnifying Party in connection with such claim or action.

13.   PRESS RELEASES.

      Neither Party shall make any public announcement or issue any press release concerning this Agreement except with the consent of the other Party or insofar as the disclosing Party in good faith believes such announcement is required by law.

14.   GENERAL.

      14.1 FORCE MAJEURE. Neither Party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement resulting directly or indirectly by reason of fire, flood, earthquake, explosion or other casualty, strikes or labor disputes, inability to obtain supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition whatsoever beyond the reasonable control of the affected Party, provided that the Party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall resume performance hereunder with dispatch whenever such causes are removed. Notwithstanding the above, a Party materially adversely affected by said delay, failure or interruption may terminate this Agreement if said delay, failure or interruption should exceed 90 days, but the terminating Party shall not be entitled to any damages or other relief except termination.

      14.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America, as applied to agreements signed and performed entirely in California.

      14.3 ARBITRATION. Any controversy or claim, whether based on contract, tort, statute or other legal theory (including but not limited to any claim of fraud or misrepresentation), arising out of or related to this Agreement or the Mutual Nondisclosure Agreement dated October 20, 1997 (the "ISIDA"), or the breach thereof, except for a dispute concerning the ownership by a Party of any patent, copyright, trade secret or other proprietary right, shall be resolved by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, modified as follows:

            (a) the arbitration shall be held in a mutually agreeable location other than San Francisco, California or Cincinnati, Ohio, before three arbitrators;

            (b) the arbitrators shall not have the power to award any damages excluded by, or in excess of any damage limitations expressed in, this Agreement;

            (c) in order to prevent irreparable harm, the arbitrators may grant temporary or permanent injunctive or other equitable relief;

            (d) subject to Section 14.10 below, costs and expenses of the arbitration shall be borne as provided by the rules of the American Arbitration Association;

            (e) the arbitrators may order discovery to the extent the arbitrators deem it appropriate;

            (f) the decisions and awards of the arbitrators, including temporary or permanent injunctive or other relief, shall be final and binding on the Parties and may be enforced in any court having jurisdiction; and

            (g) notwithstanding anything to the contrary in this Section 14.3, in the event of alleged violation of a Party's intellectual property rights (including but not limited to unauthorized disclosure of confidential information), that Party may seek temporary injunctive relief from any court of competent jurisdiction pending appointment of the arbitrators. The Party requesting such relief shall simultaneously file a demand for arbitration of the dispute, and shall request the American Arbitration Association to proceed under its rules for expedited hearing. In no event shall any such temporary injunctive relief continue for more than 60 days.

            14.4 INDEPENDENT CONTRACTORS. It is expressly agreed that Greet Street and Gibson are acting hereunder as independent contractors, and under no circumstances shall any of the employees of one Party be deemed the employees of the other for any purpose. This Agreement shall not be construed -as authority for either Party to act for the other Party in any agency or other capacity, or to make commitments of any kind for the account of or on the behalf of the other. This Agreement shall not be construed as establishing any joint venture between the Parties and any actions, proposed actions, plans, budgets, or projections made or proposed to be made by any team created pursuant to this Agreement (including specifically, but not limited to, Sections 1.2, 1.3, 1.4 and 1.5 hereof) shall be subject to approval by both Greet Street and Gibson.

            14.5 NOTICE. Any notice required to be given by either Party to the other shall be deemed given five (5) business days after being deposited in the postal system in registered or certified form with return receipt requested, postage paid, addressed to the notified Party at the address for notices set forth in the Purchase Agreement, but only if the Party giving notice receives a return receipt within 10 business days after the notice is mailed; (ii) on the next business day if dispatched to the notified Party at the address set forth in the Purchase Agreement via a courier service that guarantees next business day delivery, but only if the records of such courier service confirm that such delivery was in fact made the next business day; or (iii) immediately upon dispatch if dispatched by facsimile transmission to the notified Party at the facsimile telephone number set forth in the Purchase Agreement, the dispatching Party receives an electronic confirmation of receipt, and the dispatching Party also promptly gives notice as provided in clause W or (ii) of this Section 14.5. Either Party may change the postal address or facsimile telephone number to which notice is sent by written notice to the other Party.

            14.6 ASSIGNMENT. This Agreement is not assignable by either Party hereto without the prior written consent of the other, except that this Agreement shall be assignable by Greet Street in connection with the sale of substantially all of its assets, or by Greet Street to a successor corporation in the event of a merger or a consolidation, provided that Greet Street first provides Gibson with written notice of such assignment. This Agreement shall be binding upon and inure to the benefits of the Parties and their respective successors and permitted assigns.

            14.7 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part or provision of this Agreement unless as a result the rights of either Party are materially diminished or the obligations and burdens of either Party are materially increased so as to be unjust or inequitable.

            14.8 WAIVER. No waiver by any Party of any breach of any provision hereof shall constitute a waiver of any other breach of that or any other provision hereof.

            14.9 ENTIRE AGREEMENT; HEADINGS. This Agreement and the NDA, as well as the Purchase Agreement (including all of the agreements referred to therein to which Greet Street and Gibson are both parties), together constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous proposals, both oral and written, negotiations, representations, commitments, writings and other communications between the Parties. This Agreement may not be modified except by an instrument in writing signed by a duly authorized representative of each of the Parties. The section headings and captions in this Agreement are for convenience of reference only and shall not be considered in interpreting this Agreement.

            14.10 ATTORNEYS' FEES. If any legal action at law or in equity, arbitration or other action or proceeding is necessary to enforce the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys' fees in addition to costs of suit and to any other relief which that Party may be entitled. This provision shall be construed as applicable to the entire Agreement.

            14.11 CUMULATIVE REMEDIES. Except as may be provided herein, the rights and remedies provided herein shall be cumulative and in addition to any other remedies available at law or equity.

            14.12 COUNTERPARTS. This Agreement may be executed in one or more Counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the date first set forth above.

THE VIRTUAL MALL, INC.                     GIBSON GREETINGS, INC.
(DBA GREET STREET)


By: /s/ FREDRICK L. CAMPBELL               By:  /s/ J.T. WILSON
   --------------------------------           ---------------------------------
Print Name: FREDRICK L. CAMPBELL           Print Name: J.T. WILSON
           ------------------------                   -------------------------
Title:     CEO                             Title:  CHIEF FINANCIAL OFFICER
      -----------------------------              ------------------------------

                               FIRST AMENDMENT TO
                   CONTENT PROVIDER AND DISTRIBUTION AGREEMENT
              BETWEEN EGREETINGS NETWORK AND GIBSON GREETINGS, INC.

        THIS FIRST AMENDMENT TO CONTENT PROVIDER AND DISTRIBUTION AGREEMENT (this "Amendment") is made and entered into as of September 30, 1999, by and between Egreetings Network ("EGN"), formerly known as The Virtual Mall d/b/a "Greet Street", a California corporation with principal offices at 501 Second Street, Suite 114, San Francisco, California 94107 and Gibson Greetings, Inc. ("Gibson"), a Delaware corporation with principal offices at 2100 Section Road Cincinnati, Ohio 45237.

        WHEREAS, the parties have entered into that certain Content Provider and Distribution Agreement dated as of December 4, 1997 (the "Agreement"), under which Gibson granted to EGN certain rights to use content owned or licensed by Gibson in Digital Greeting Products; and

        WHEREAS, the parties wish to amend the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein and in the Agreement, the parties hereby agree to amend the Agreement as follows:

        1. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. All references to "Greet Street" in the Agreement shall be deemed to be references to EGN. The defined term the "Store" in the last sentence of Paragraph "A" of the Recitals to the Agreement is hereby deleted and replaced with the new defined term the "EGN Web Site".

        2. Paragraph "A" of the Recitals to the Agreement is hereby amended by adding the following two sentences after the second sentence thereof: "For the avoidance of doubt, products that cannot be sent electronically and personalized by the addition of a message from the sender (e.g., so-called "Webisodes" that are intended solely for viewing on a Web site) shall not be deemed Digital Greeting Products under the Agreement. Products that are not Digital Greeting Products are sometimes referred to herein as "Non-Digital Greeting Products".

        3. Paragraph 1.3 of the Agreement and the third and fourth sentences of Paragraph 2 of the Agreement are hereby deleted in their entirety.

        4. Paragraph 4 of the Agreement is hereby deleted and replaced with the following:

               "4. Production Volume. During each calendar quarter of the term of this Agreement, Gibson agrees to produce and deliver to EGN an aggregate of no less than [*************************] Digital Greeting Products ("Gibson Digital Greeting Products") based on either original Gibson content ("Original Content") or content acquired by Gibson from Content Licensors through licensing or similar transactions ("Licensed Content"). For purposes of determining whether Gibson has satisfied the foregoing minimum delivery obligation in any calendar quarter, [**** ********
               ******* ******** ******* ********* ** *** **** ** *******


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.



                                       1.

               ***************************************************************
               ************************************************************
               **************************************************************
               ***********************************************************
               *****************************************************************
               **************************************************] If the
               parties mutually agree, any Digital Greetings Products provided by Gibson to EGN in any calendar quarter in excess of [********** **************] shall be applied to the delivery requirement for the next quarter."

        5. Paragraph 7.1 of the Agreement is hereby deleted and replaced with the following new paragraph 7.1:

               "7.1.  Royalty.

                      (a) In consideration of the rights granted herein, EGN
               will pay Gibson within forty-five (45) days following the end of each calendar quarter of the term a royalty in the amount of: (i) [**************] in respect of each Gibson Digital Greeting Product derived from Original Content that is sent from the EGN Web Site during such quarter; and (ii) [****************] in respect of each Gibson Digital Greeting Product that is derived from Licensed Content or contains at least five frames of animation and that is sent from the EGN Web Site during such quarter.

                      (b) [****************************************************
               ***********************************************************
               ***********************************************************
               *********************************************************
               *************************************************************
               *****************************************************************
               **************************************************************
               ********************************************] The royalty rates payable by EGN to major content archives, publishers, or media companies, or to any third party that provides consideration to EGN in addition to content licenses (e.g., marketing or promotional exposure, or placement fees or other monetary consideration) shall not be considered in determining the Standard Royalty Rate."

        6. The first sentence of Paragraph 8 of the Agreement is hereby deleted and replaced with the following text:

               "Gibson hereby grants to EGN, during the term, the exclusive right and license, throughout the world, to reproduce, distribute, publicly perform and display, market and commercialize the Gibson Digital Greeting Product delivered to EGN hereunder on and in connection with Digital Greeting Products, and to utilize the Gibson Digital Greeting Product in connection with the marketing and promotion of Digital Greeting Product. Prior to public distribution, EGN will provide Gibson with a pre-release copy of each Gibson Digital Greeting Product. EGN will not publicly release the applicable Gibson Digital Greeting Product until such time as Gibson has approved (or has been deemed to have approved) such Gibson


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.


                                       2.

               Digital Greeting Product as set forth in the next sentence. Gibson will have five (5) business days, from date of receipt, to approve the applicable Digital Greeting Product (which approval shall not be unreasonably withheld), at which time, in the absence of notice of disapproval, approval shall be deemed received. EGN shall have no right to edit, adapt, alter or otherwise change the appearance or content of any Gibson Digital Greetings Product with the prior written consent of Gibson, which shall not be unreasonably delayed or withheld, provided, however, that, EGN shall have the right to alter, modify, or adapt such content in order to meet EGN's technical and production specifications. Without limitation of the foregoing, during the term, Gibson will not authorize or license any third party to display, perform, publish, reproduce, transmit or distribute Digital Greeting Product embodying any work owned, created, or licensed by Gibson."

        7. The third and fourth sentences of Paragraph 8 of the Agreement are hereby deleted and replaced with the following sentence:

               "Gibson may revoke the foregoing exclusivity rights granted to EGN pursuant to this Paragraph 8 in the event that (i) the total number of Digital Greeting Products sent from the EGN Web Site during any month of the term is less than the total number of Digital Greeting Products sent from the EGN Web Site during the month of August, 1999 (the "Target Amount"); and (ii) the number of Digital Greeting Products sent from the EGN Web Site in any of the three (3) months following the month in which the initial shortfall occurred does not exceed the Target Amount."

        8. The following paragraph shall be deemed added as a new Paragraph 8A to the Agreement:

               "8A.   Non-Digital Greeting Product.

                      (a) During the period commencing on the earlier of January
               1, 2000 or the date EGN launches Non-Digital Greeting Product on the EGN Web Site and continuing until the end of the term of this Agreement, no party other than EGN shall be authorized to reproduce, use, or distribute a Non-Digital Greeting Product through any means of online or electronic distribution, including, but not limited to, electronic mail, the Internet and/or the World Wide Web ("Non-Digital Greeting Product Rights") unless: (a) Gibson first notifies EGN of all of the material terms and conditions of the proposed agreement pursuant to which such Non-Digital Greeting Product Right is to be granted and (b) Gibson offers to enter into an agreement with EGN on the same terms and conditions described in Gibson's notice. If EGN does not accept Gibson's offer within fifteen (15) days after its receipt, Gibson may then enter into the proposed agreement with the third party concerned upon terms not less favorable to Gibson than the terms set forth in the notice and offer to EGN.

                      (b)[***************************************************
               *************************************************************
               ***********************************


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.


                                       3.

               **************************************************************
               ****************************************************************
               ****************************************************************
               **************************************************************
               ***************************************************************
               *******************************************]

               (c) Gibson shall use best efforts to cause any licensee of
                   Non-Digital Greeting Products other than EGN to [**********
               ***************************************************************
               ***************************************************************
               *******************************************]

        9. Paragraph 9 of the Agreement is hereby deleted and replaced with the following new Paragraph 9:

               "9. Placement of Gibson Digital Greeting Product. Provided that Gibson has fulfilled the delivery requirements set forth in Paragraph 4 above:

               (a) EGN will provide [****************************************
        **********************************************************************
        *********************************************************************
        ********]

               (b) EGN will provide Gibson with up to five (5) sub-channel placements on the EGN Web Site featuring certain branded Gibson properties mutually agreed to by the parties, which list of properties may by revised by Gibson once per quarter; and

               (c) [********************************************************
        ***********************************************************************
        ********************************************************************
        ***********************************************************************
        **********************************************************************
        ***********************************************************************
        **********************************************************************]"

        10. The second sentence of Paragraph 11.1 of the Agreement is hereby deleted.

        11. The parties agree that except as and to the extent specifically modified by this Amendment, all terms and conditions of the Agreement shall be unaffected and shall remain in full force and effect.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first set forth above.

EGREETINGS NETWORK                  GIBSON GREETINGS, INC.

By: /s/ ANDREW P. MISSAN            By: /s/ JAMES E. THAXTON
   --------------------------          --------------------------
        (signature)                         (signature)


Name: ANDREW P. MISSAN              Name: JAMES E. THAXTON
     ------------------------            ------------------------
     (print)                             (print)

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.



                                       4.